                                                                  EXHIBIT 4.1(b)




[THE CIT GROUP LOGO APPEARS HERE]



                                                August 2, 1996



J.S. OSHMAN AND CO., INC.
OSHMAN SPORTING GOODS CO., ALABAMA
OSHMAN SPORTING GOODS CO., ARIZONA
OSHMAN SPORTING GOODS CO., ARKANSAS
OSHMAN SPORTING GOODS CO., CALIFORNIA
OSHMAN SPORTING GOODS CO., COLORADO
OSHMAN SPORTING GOODS CO., FLORIDA
OSHMAN SPORTING GOODS CO., GEORGIA
OSHMAN SPORTING GOODS CO., HAWAII
OSHMAN SPORTING GOODS CO., KANSAS
OSHMAN SPORTING GOODS CO., LOUISIANA
OSHMAN SPORTING GOODS CO., MICHIGAN
OSHMAN SPORTING GOODS CO., MINNESOTA
OSHMAN SPORTING GOODS CO., MISSOURI
OSHMAN SPORTING GOODS CO., NEVADA
OSHMAN SPORTING GOODS CO., NEW JERSEY
OSHMAN SPORTING GOODS CO., NEW MEXICO
OSHMAN SPORTING GOODS CO., NEW YORK
OSHMAN SPORTING GOODS CO., OHIO
OSHMAN SPORTING GOODS CO., OKLAHOMA
OSHMAN SPORTING GOODS CO., OREGON
OSHMAN SPORTING GOODS CO., SOUTH CAROLINA
OSHMAN SPORTING GOODS CO., TENNESSEE
OSHMAN SPORTING GOODS CO., TEXAS
OSHMAN SPORTING GOODS CO., UTAH
OSHMAN SPORTING GOODS CO., WASHINGTON
OSHMAN'S SKI SKOOL, INC.
OSHMAN SPORTING GOODS, INC.-SERVICES
2302 Maxwell Lane
Houston, TX  77223

Gentlemen:

We refer to the Financing Agreement among us, dated August 31, 1992, as amended (herein the "Financing Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Financing Agreement.

Pursuant to mutual understanding, the Financing Agreement is amended as follows:

1) Subparagraph I of Paragraph 10 of Section of Section 6 of the Financing Agreement is hereby amended in its entirety to read as follows:

     "I. Permit EBITDA, on a consolidated and cumulative fiscal year to date basis, for Parent and its Subsidiaries, at the end of each fiscal quarter below, to be:


        Fiscal Quarter Ending                           EBITDA
        ---------------------                           -------

        August 3, 1996                                  more negative than
                                                        negative $4,500,000

        For the last day in the first
        fiscal quarter of each fiscal
        year thereafter                                 less than $750,000

        For the last day in the second
        fiscal quarter of each fiscal
        year thereafter                                 less than $4,000,000

        November 2, 1996 and for the
        last day in the third fiscal quarter
        of each fiscal year thereafter                  less than $1,500,000

        February 1, 1997 and for the last
        day in the fourth fiscal quarter of
        each fiscal year thereafter                     less than $12,000,000"

Except as otherwise specifically provided herein, no other change in any of the terms or provisions of the Financing Agreement is intended or implied. If the foregoing is in accordance with your understanding, please sign and return to us the enclosed copy of this letter to so indicate.

                                                Very truly yours,
                                                THE CIT GROUP/BUSINESS
                                                CREDIT, INC.

                                                By:/s/ John Hanley
                                                   ------------------------
                                                Title: Vice President

Read and Agreed to:
J.S. OSHMAN AND CO., INC.
OSHMAN SPORTING GOODS CO., ALABAMA
OSHMAN SPORTING GOODS CO., ARIZONA
OSHMAN SPORTING GOODS CO., ARKANSAS
OSHMAN SPORTING GOODS CO., CALIFORNIA
OSHMAN SPORTING GOODS CO., COLORADO
OSHMAN SPORTING GOODS CO., FLORIDA
OSHMAN SPORTING GOODS CO., GEORGIA
OSHMAN SPORTING GOODS CO., HAWAII
OSHMAN SPORTING GOODS CO., KANSAS
OSHMAN SPORTING GOODS CO., LOUISIANA
OSHMAN SPORTING GOODS CO., MICHIGAN
OSHMAN SPORTING GOODS CO., MINNESOTA
OSHMAN SPORTING GOODS CO., MISSOURI
OSHMAN SPORTING GOODS CO., NEVADA
OSHMAN SPORTING GOODS CO., NEW JERSEY
OSHMAN SPORTING GOODS CO., NEW MEXICO
OSHMAN SPORTING GOODS CO., NEW YORK
OSHMAN SPORTING GOODS CO., OHIO
OSHMAN SPORTING GOODS CO., OKLAHOMA
OSHMAN SPORTING GOODS CO., OREGON
OSHMAN SPORTING GOODS CO., SOUTH CAROLINA
OSHMAN SPORTING GOODS CO., TENNESSEE
OSHMAN SPORTING GOODS CO., TEXAS
OSHMAN SPORTING GOODS CO., UTAH
OSHMAN SPORTING GOODS CO., WASHINGTON
OSHMAN'S SKI SKOOL, INC.
OSHMAN SPORTING GOODS, INC.- SERVICES


By /s/A Lynn Boerner
  ------------------------
Title:  VP-CAO